Exhibit 99.1

Table Trac , Inc. 2016 Shareholder Meeting October 19, 2016

Certain statements that may be made today will be considered “forward looking” as that term is defined under the rules of the Securities and Exchange Commission (SEC), and are therefore subject to the safe harbor created by such rules . Although the Company believes the expectations reflected in any forward looking information and statements are reasonable, such forward looking information and statements involve risks and uncertainties that could lead actual results to differ from those contained in today’s presentation materials and discussion . The general factors impacting future results are discussed in detail in the Company’s SEC filings, The forward looking information and statements in this presentation speak only as of the date hereof and the Company undertakes no obligation to update the information contained in this report unless required by law . Table Trac , Inc. (OTCQB: TBTC) Safe Harbor Statement

2015 Financial Overview & Highlights • Signed 5 new contracts in 2015; delivered 4 casino management systems, and 1 Table Game System • Total revenue of $3.77M in 2015 ( Increase of $.3M) • Maintenance revenue of $1.7 M in 2015 ( Increase of $.4M) • Recurring Revenue of $ 3.0M ( Increase of $.7M) • Deferred Revenue of $2.9 M at 12/31/15 ( I ncrease of $1.8 M from 12/31/14) • Deferred Margin of $1.6 M at 12/31/15 ( Increase of $.9 M from 12/31/14) • Operating expenses $3.39 M versus $2.87 M in 2014 (Increase of $528k) – Mostly due to expenses related to expansion in Colombia

Trend in Recurring Revenues - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 2011 2012 2013 2014 2015 Recurring Revenue Total One Time Revenue $2.6 M $4.8 M $5.3 M $3.5 M $ 3.8 M $1.6 M $2.5 M $2.5 M $2.3 M $ 3.0 M $1.0 M $2.3 M $2.8 M $1.2 M $.8 M

Recurring Revenue Detail - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 2011 2012 2013 2014 2015 Maintenance Revenue System Sales - Month to Month Revenue $1.6 M $2.5 M $2.5 M $2.3 M $ 3.0 M $.9 M $1.1 M $1.0 M $1.3 M $1.7 M $.7 M $1.4 M $1.5 M $1.0 M $1.3 M

Trend in Operating Expenses - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 2011 2012 2013 2014 2015 $2.7 M $3.6 M $2.9 M $2.9 M $ 3.4 M

Trend in Recurring Revenues vs. Operating Expenses - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2011 2012 2013 2014 2015 Recurring Revenue Total SG&A Expenses $2.7 M $3.6 M $2.9 M $2.9 M $ 3.4 M $1.6 M $2.5 M $2.5 M $2.3 M $ 3.0 M

2016 Year To Date Highlights

Overview of Our 2016 Goals • Increase market share; net increase of 10 - 12 casinos • Develop several new products and feature sets • Expand in Nevada, California, Colorado, Colombia, Latin America & Australia Grow Gaming Operations • Deliver a higher valuation; shareholder value • Increase industry and market awareness • Negotiate new Strategic Distribution deals Improve Profitability • Wrap up Version 4.4 • Continue gaming lab approvals • Actively engaged in technology alliances Deliver on Technologies

2016 Year To Date Highlights • 9 Systems Installed through September 30 th • 3 Contracts signed, but not installed (backlog) at September 30 th – All 3 scheduled to be installed during Q4 - 16 • Value of contracts signed and delivered YTD 2016 best ever • Recurring Revenues at highest point in company history and currently exceeds typical monthly cost of sales and expenses • Licensed in Colorado and Nevada – Field Trials status – No significant licensing expenses beyond 2016 • Australia market update

Technology Update • Casino System Version 4.4 has passed lab testing • Nevada Reg 14 functional testing completed in Sept 2016 • Nevada TC3 audit testing completed Oct 2016 • One of only five systems to achieve this approval level • Built in progressive link and progressive signage • Casino Wide progressive jackpots are created and awarded • Digital signage for the displaying the balances and celebrating the award • Significant demand for this feature sets us apart • CasinoTrac kiosks connect with third party content • Sports team picking games • Sports team Fantasy games • Another feature beyond competing systems

Maintenance and Support Customers - 10 20 30 40 50 60 70 80 46 48 52 67 71 79 47 48 53 71 74

Deferred Revenues Historical Balances $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $1.5 M $1.2 M $1.1 M $2.6 M $2.9 M $3.9 M $1.2 M $1.1 M $.9 M $2.8 M $ 3.6 M

Deferred Gross Margin Historical Balances - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 $1.1 M $.8 M $.7 M $1.9 M $1.6 M $2.4 M $.9 M $.7 M $.6 M $1.9 M $2.2 M

Accounts Receivable Historical Balances $- $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $4.1 M $3.2 M $2.9 M $4.5 M $4.0 M $5.3 M $3.2 M $2.9 M $3.1 M $4.4 M $4.2 M

Table Trac , Inc. 2016 Shareholder Meeting - Questions - Thank You